Investor Conference Call Quarter Ended December 31, 2010 March 4, 2011 Exhibit 99.1

SEC Disclosure Information
»
Forward Looking Statements -
Some of our comments today may include forward-
looking statements about our expectations for the future. These statements include assumptions, expectations, predictions, intentions or beliefs about future events.
Although we believe that such statements are based on reasonable assumptions, no assurance can be given that such statements will prove to have been correct, and we do not plan to update any forward-looking statements if our expectations change.  More information about the risks and uncertainties relating to TPC Group and the forward-
looking statements may be found in our SEC filings.
»
Non-GAAP Financial Measures -
Some of our comments today will reference
Adjusted EBITDA, which is a non-GAAP financial measure.  Provided herein is a reconciliation, for each period presented, of Adjusted EBITDA to Net Income, which is the most directly comparable GAAP measure reported in our financial statements. See
Slide # 3 for a discussion covering our revision of previously reported Adjusted EBITDA for the quarter ended December 31, 2010.

SEC Disclosure Information
ADJUSTED EBITDA – REVISION OF PREVIOUSLY REPORTED AMOUNTS
We calculate Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization (EBITDA), which is then adjusted to remove or add back certain items. These items are identified below in the reconciliation of Adjusted EBITDA to Net Income (Loss) on Slide 12. Net Income (Loss) is the GAAP measure most directly comparable to Adjusted EBITDA. As shown in the table below, we have revised previously reported Adjusted EBITDA for the C4 Processing segment for the quarter ended December 31, 2009 to remove the effect of the business interruption insurance recovery of $17.1 million. We have concluded that removal of this item, which we consider to be non-recurring in nature, enhances the period-to-period comparability of our operating results and is more useful to securities analysts, investors and other interested parties in their understanding of our operating performance. Our calculation of Adjusted EBITDA may be different from the calculation used by other companies; therefore, it may not be comparable to other companies.
12/31/10 9/30/10 6/30/10 3/31/10 12/31/09
Adjusted EBITDA - as previously reported ($mm)
C4 Processing 23.8 $   26.1 $   14.7 $   29.4 $
Performance Products 14.6      17.2      11.4      4.5
Corporate (5.3)       (7.8)       (7.0)       (6.7)
33.1 $   35.5 $   19.1 $   27.2 $
Adjusted EBITDA - current definition ($mm)
C4 Processing 15.7 $     23.8 $   26.1 $   14.7 $   12.3 $
Performance Products 9.2          14.6      17.2      11.4      4.5
Corporate (5.9)         (5.3)       (7.8)       (7.0)       (6.7)
19.0 $     33.1 $   35.5 $   19.1 $   10.2 $
Quarter Ended
(Unaudited)

2010 Calendar Accomplishments
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January
•
Public company listing
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May
•
Initiated trading on the NASDAQ
•
Amended / extended Asset Based Revolver, $175 million
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October
•
Issued $350 million of long-term debt at 8.25%, due 2017
•
Repaid $270 million term loan indebtedness
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November
•
Initiated Dutch Auction Tender for $130 million of public shares
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December
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Repurchased 2+ million shares = 12% of current shares outstanding
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Closed the calendar 2010 year with $107 million of Adjusted EBITDA

Net Income
$(0.7)
$12.8
$14.4
$4.1
$8.4
Qtr ended 12/31/10
Qtr ended 9/30/10
Qtr ended 6/30/10
Qtr ended 3/31/10
Qtr ended 12/31/09

Adjusted EBITDA*
$19.0
$33.1
$35.5
$19.1
$10.2
Qtr ended 12/31/10
Qtr ended 9/30/10
Qtr ended 6/30/10
Qtr ended 3/31/10
Qtr ended 12/31/09

12/31/10 9/30/10 6/30/10 3/31/10 12/31/09
Revenue 486.1 $      499.4 $     531.8 $     400.7 $     415.8 $
Gross Profit (revenues less cost of sales) 59.2           71.3          77.8          59.7          49.0
Operating Income 8.4             22.5          24.4          8.8            16.4
Interest Income (Expense) and Other (10.7)         (2.8)           (2.1)           (2.0)           (2.0)
Income Tax (Expense) / Benefit 1.6             (6.9)           (7.9)           (2.7)           (6.0)
Net Income (0.7) $        12.8 $       14.4 $       4.1 $         8.4 $
Earnings per Share (Diluted) (0.04)         0.70          0.80          0.23          0.47
Quarter Ended
(Unaudited)
Dollars in millions
except EPS
* See slide 3 for discussion of Adjusted EBITDA and slide 12 for a reconciliation of Adjusted EBITDA to Net Income for all periods presented . Net Income (Loss) is the GAAP measure most directly comparable to Adjusted EBITDA.

2011 Capex Guidance
(in millions)
2011 Base maintenance $  15
2011 New Lab 7
2011 Discretionary ROI 8
Engineering for Dehydro 1 5
2011 Capex Plan $ 35
Potential Projects Low Range High Range
Dehydro 1 add’t spend 0 - 10
Dehydro 2 engineering 0 - 5
Total $ 35 - $  50

12/31/10 9/30/10 6/30/10 3/31/10 12/31/09
Revenue ($mm) 394.6 $         397.9 $         424.5 $         299.7 $         337.4 $
Gross Profit ($mm) 40.2              47.3              51.4              39.3              35.2
Adj. EBITDA ($mm)* 15.7              23.8              26.1              14.7              12.3
Volume (mm lbs) 597.2            587.1            644.7            531.0            680.6
Gross Profit/lb 0.07 $           0.08 $           0.08 $           0.07 $           0.05 $
Adj. EBITDA/lb 0.03              0.04              0.04              0.03              0.02
12/31/10 9/30/10 6/30/10 3/31/10 12/31/09
Revenue ($mm) 91.5 $           101.5 $         107.3 $         101.0 $         78.4 $
Gross Profit ($mm) 19.0              24.0              26.4              20.4              13.8
Adj. EBITDA ($mm)* 9.2                14.6              17.2              11.4              4.5
Volume (mm lbs) 141.0            161.6            158.0            153.7            140.8
Gross Profit/lb 0.13 $           0.15 $           0.17 $           0.13 $           0.10 $
Adj. EBITDA/lb 0.07              0.09              0.11              0.07              0.03
12/31/10 9/30/10 6/30/10 3/31/10 12/31/09
Revenue ($mm) 486.1 $         499.4 $         531.8 $         400.7 $         415.8 $
Gross Profit ($mm) 59.2              71.3              77.8              59.7              49.0
Adj. EBITDA ($mm)* 24.9              38.4              43.3              26.1              16.8
Volume (mm lbs) 738.2            748.7            802.7            684.7            821.4
Gross Profit/lb 0.08 $           0.10 $           0.10 $           0.09 $           0.06 $
Adj. EBITDA/lb 0.03              0.05              0.05              0.04              0.02
C4 Processing
Performance Products
Total Operating Segments (excludes Corporate)
Quarter Ended
Quarter Ended
Quarter Ended
* See slide 3 for discussion of Adjusted EBITDA and slide 12 for a reconciliation of Adjusted EBITDA to Net Income for all periods presented . Net Income (Loss) is the GAAP measure most directly comparable to Adjusted EBITDA.
Selected Operating Results (unaudited)

2011 Outlook (in millions except tax rate, all approximate) General and administrative expense $ 30 Depreciation and amortization 40 Interest expense, net 32 Effective tax rate 36% 8

Supplemental Data 9

12/31/10 9/30/10 6/30/10 3/31/10 12/31/09
End of Qtr BD Contract Price ($/lb) (1)
0.86         0.93         0.92         0.76         0.65
Unleaded Gasoline Qtr Avg - USGC ($/gal) (2)
2.18         2.00         2.11         2.06         1.91
US Ethylene Industry Capacity Utilization (%) (3)
88.0         92.3         87.6         85.5         87.3
US BD Production (mm lbs) (3)
813          838          820          795          831
(1) Source:  CMAI
(2) Source:  Platts
(3) Source:  Hodson
Quarter Ended

Selected Market Data

Selected Financial Data
12/31/10 9/30/10 6/30/10 3/31/10 12/31/09
Sales Volumes (mm lbs) (1) 738.2        748.7        802.7        684.7        821.4
Sales Revenue ($mm) 486.1        499.4        531.8        400.7        415.8
Adjusted EBITDA ($mm)
C4 Processing 15.7          23.8          26.1          14.7          12.3
Performance Products 9.2            14.6          17.2          11.4          4.5
Corporate (5.9)           (5.3)           (7.8)           (7.0)           (6.7)
Adjusted EBITDA (2) 19.0          33.1          35.5          19.1          10.2
Adjusted EBITDA per pound 0.03          0.04          0.04          0.03          0.01
Operating Segment Adjusted EBITDA per pound (3) 0.03          0.05          0.05          0.04          0.02
(1) Does not include tolling volume.
(2) See footnote on previous slide.
(3) Adjusted EBITDA for the C4 Processing and Performance Products operating segments - i.e. total Adjusted EBITDA less Corporate.
Quarter Ended
(Unaudited)

Reconciliation of Adjusted EBITDA to Net Income
(*) Adjusted EBITDA is presented and discussed herein because management believes it enhances understanding by investors and lenders of the Company’s financial performance.
Adjusted EBITDA is not a measure computed in accordance with GAAP. Accordingly it does not represent cash flow from operations, nor is it intended to be presented herein as a substitute for operating income or net income as indicators of the Company’s operating performance. Adjusted EBITDA is the primary performance measurement used by senior management and our Board of Directors to evaluate operating results of, and to allocate capital resources between, our business segments. We calculate Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization (EBITDA), which is then adjusted to remove or add back certain items.. These items are identified above in the
Reconciliation of Adjusted EBITDA to Net Income (Loss), the GAAP measure most directly comparable to Adjusted EBITDA. Our calculation of Adjusted EBITDA may be different from calculations used by other companies; therefore, it may not be comparable to other companies.
12/31/10 9/30/10 6/30/10 3/31/10 12/31/09
Net income (loss) (0.7) $        12.8 $       14.4 $       4.1 $         8.4 $
Income tax expense (1.6)           6.9            7.9            2.7            6.0
Interest expense, net 11.1 3.2 4.0 3.5 3.8
Depreciation and amortization 9.9 9.9 9.8 9.8 9.9
EBITDA 18.7 32.8 36.1 20.1 28.1
Non-cash stock based compensation 0.3            0.3            0.5            -            0.3
Unrealized gain on derivatives -            -            (1.1)           (1.0)           (1.2)
BI insurance recoveries -            -            -            -            (17.1)
Adjusted EBITDA (*) 19.0 $       33.1 $       35.5 $       19.1 $       10.1 $
Quarter Ended
(Unaudited, in millions)